Exhibit 10.7

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, (II) UNLESS SOLD OR TRANSFERED TO AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED IN RULE 501(A) OF REGULATION D OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE.

HEALTH REVENUE ASSURANCE HOLDINGS, INC.

6% Convertible Note

Issuance Date: May , 2012	Original Principal Amount: $____

FOR VALUE RECEIVED, Health Revenue Assurance Holdings, Inc., a Nevada., a Nevada corporation (the “Company”), hereby promises to pay to the order of _________or registered assigns (the “Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption, conversion or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof).

(1) PAYMENTS OF PRINCIPAL.  Unless otherwise provided herein, on the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest and accrued and unpaid Late Charges (as defined below), if any, on such Principal and Interest.  The “Maturity Date” shall be May __, 2013, which is the one year anniversary of the Issuance Date.  The Company may prepay any portion of the outstanding Principal, accrued and unpaid Interest, if any, without penalty.

(2) INTEREST; INTEREST RATE.  Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months and shall be payable on the Maturity Date. Interest shall be payable to the record holder of this Note in cash.  Prior to the payment of Interest, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in accordance with Section 3(b)(i).  Notwithstanding anything set forth herein, interest shall only be due and payable in the event that the Note is repaid in full in cash.  In the event that this Note is repaid partially or in full though the Conversion of the Note then no interest will be due and payable.

(3) CONVERSION OF NOTES.  This Note shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 3.

(a) Conversion Right.  Subject to the provisions of Section 3(d), at any time or times on or after thirty (30) days from the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below).  The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.  The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Price.  The Conversion Price to determine the number of shares of Common Stock issuable upon conversion of any Conversion Amount shall mean $0.10 per share (the "Conversion Rate").

(c) Mechanics of Conversion.

(i) Optional Conversion.  To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company.  On or before the second (2nd) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation (the “Conversion Confirmation”) of receipt of such Conversion Notice to the Holder and the Company's transfer agent (the "Transfer Agent").  On or before the (5th) fifth Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (X) provided that the Transfer Agent is participating in the Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.  The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(d) Limitations on Conversions.

(i) Beneficial Ownership.  The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act").  For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the Securities Exchange Commission, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

(4) VOTING RIGHTS.  The Holder shall have no voting rights as the holder of this Note.

(5) TRANSFER.  This Note and any shares of Common Stock issued upon conversion of this Note may only be offered, sold, assigned or transferred by the Holder with the express written consent of the Company.

(6) REISSUANCE OF THIS NOTE.

(a) Transfer.  If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note, registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note to the Holder representing the outstanding Principal not being transferred.

(b) Lost, Stolen or Mutilated Note.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note representing the outstanding Principal.

(c) Issuance of New Notes.  Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued, the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, if any, on the Principal and Interest of this Note from the Issuance Date.

(7) CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(8) NOTICES; PAYMENTS.

(a) Notices.  All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or other electronic means, including email, on the Business Day of such delivery if sent by 6:00 p.m.  in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day.  If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 8), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender).  All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company, to:

Health Revenue Assurance Associates, Inc.
8551 W. Sunrise Blvd., Suite 304
Plantation, FL 33322
Attn:  Robert Rubinowitz, President
Facsimile:  (954) 370-0157

With a copy by fax only to (which copy shall not constitute notice):

Anslow & Jaclin LLP
Attn: Gregg E. Jaclin, Esq.
195 Route 9 South, 2nd Floor
Manalapan, NJ 07726
Facsimile: (732) 577-1188

If to the Holder:

[PROVIDE]

(b) Payments.  Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Assets Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

(9) CANCELLATION.  After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(10) GOVERNING LAW; JURISDICTION; SEVERABILITY; JURY TRIAL.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Florida.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the state of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.  Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(11) REGISTRATION RIGHTS. The Company shall, within thirty (30) days of the date of this Note, file with the Securities and Exchange Commission a Registration Statement on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the shares underlying the Note, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions.

(12) CERTAIN DEFINITIONS.  For purposes of this Note, the following terms shall have the following meanings:

(a) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

(b) "Principal Market" means the Over the Counter Market, or similar quotation system, The New York Stock Exchange, Inc., the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market, or any market that is a successor to any of the foregoing.

(c) "Interest Rate" means, six percent (6%) per annum, subject to adjustment as set forth in Section 2 hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

HEALTH REVENUE ASSURANCE HOLDHOLDINGS, INC.

By:
Name: Robert Rabinowitz
Title: President

EXHIBIT I

HEALTH REVENUE ASSURANCE HOLDINGS, INC.

CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by Health Revenue Assurance Holdings, Inc. (the "Company").  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:
Aggregate Conversion Amount to be converted:
Please confirm the following information:
Conversion Price:
Number of shares of Common Stock to be issued:
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:

Facsimile Number:
Authorization:
By:
Title:
Dated:
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)